Fixed-Income Funds
Prospectus February 28, 2024 (as revised November 27, 2024)

Nationwide BNY Mellon Core Plus Bond ESG Fund
Class A (NWCPX) / Class R6 (NWCIX) Institutional Service Class (NWCSX)
Nationwide Bond Fund
Class A (NBDAX) / Class R6 (NWIBX) Institutional Service Class (MUIBX)
Nationwide Government Money Market Fund
Investor Shares (MIFXX) / Service Class (NWSXX) Class R6 (GMIXX)
Nationwide Inflation-Protected Securities Fund
Class A (NIFAX) / Class R6 (NIFIX) Institutional Service Class (NWXNX)
Nationwide Loomis Short Term Bond Fund
Class A (NWJSX) / Class R6 (NWJUX) Institutional Service Class (NWJVX)

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
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Table of Contents

2	Fund Summaries
Nationwide BNY Mellon Core Plus Bond ESG Fund
Nationwide Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Short Term Bond Fund
28	How the Funds Invest
Nationwide BNY Mellon Core Plus Bond ESG Fund
Nationwide Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Short Term Bond Fund
39	Risks of Investing in the Funds
49	Fund Management
51	Investing with Nationwide Funds
Share Classes
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Fair Value Pricing
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
63	Distributions and Taxes
66	Additional Information
67	Financial Highlights
73	Appendix A
Intermediary Sales Charge Discounts and Waivers

Fund Summary: Nationwide BNY Mellon Core Plus Bond ESG Fund
Objective
The Nationwide BNY Mellon Core Plus Bond ESG Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 51 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 95 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.16%	0.07%	0.18%
Total Annual Fund Operating Expenses	0.86%	0.52%	0.63%
Fee Waiver/Expense Reimbursement(1)	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	0.49%	0.60%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.49% until at least February 28, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$506	$685	$879	$1,438
Class R6 Shares	50	164	288	650
Institutional Service Class Shares	61	199	348	783

Fund Summary: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.23% of the average value of its portfolio.
Principal Investment Strategies
The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. The fixed-income securities in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, corporate loans, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 20% of its net assets in emerging market securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to-be-announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund normally invests primarily in fixed-income securities that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 25% of its net assets at the time of purchase, in high-yield bonds (i.e., “junk bonds”). Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis.
The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s portfolio can be expected to have an average effective duration ranging between three and eight years, although the Fund’s subadviser may lengthen or shorten the Fund’s portfolio duration outside this range depending on its evaluation of market conditions. Duration is an indication of an investment’s “interest rate risk,” or how sensitive an investment may be to changes in interest rates. Bonds with longer durations have higher risk and volatility.
In constructing the Fund’s portfolio, the subadviser relies primarily on proprietary, internally-generated credit research, focusing on both industry/sector analysis and detailed individual security selection. The subadviser seeks to identify investment opportunities based on the relative value of securities. The subadviser analyzes individual issuer credit risk based on factors such as management and depth of experience, competitive advantage, market and product position and overall financial strength.
In addition to considering financial information, the subadviser also evaluates corporate and sovereign issuers based on environmental, social and governance (“ESG”) factors. The subadviser views ESG factors as among the important drivers of investment value, and believes that integrating ESG factors in research and engaging with issuers to improve ESG standards helps in managing portfolio risk. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating, which is calculated and assigned by the subadviser on the basis of proprietary research and/or data obtained from various ESG data providers. The subadviser’s ESG rating for each issuer is derived from multiple factors, which include, but are not limited to:
●Environmental considerations, such as carbon emissions, climate change, biodiversity and environmental benefits;
●Social considerations, such as human rights, diversity and inclusion, labor standards and consumer protection; and
●Governance considerations, such as board structure, succession planning, ownership structure, internal controls and transparency.
For any particular issuer, the subadviser evaluates the ESG factors that it considers to be the most relevant to the issuer’s industry. The subadviser assigns different weights to key ESG factors according to their relevance to the industry group. For example, carbon emissions are a key environmental factor for automobile manufacturing, while labor management and standards are key social considerations for the retail sector. Consumer protection is a key social factor, and internal controls are a key governance factor, for software and service firms. The overall ESG rating is designed to indicate an issuer’s performance relative to its peers. As a result, the subadviser is able to identify companies which are best-in-class within a sector, even if they are in an industry group potentially exposed to more negative ESG outcomes. ESG scores range from 1 (best) to 5 (worst). Under normal circumstances, the

Fund Summary: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
Fund invests at least 80% of its net assets in securities of issuers with an ESG rating of 1, 2, or 3 at the time of investment.
Additionally, the subadviser may purchase impact bonds of issuers with any ESG rating where, in the opinion of the subadviser, the proceeds of the impact bond will be used to achieve an environmental, social, or governance goal and improve the issuer’s overall ESG rating. Typically, the subadviser seeks to invest at least 5% of the Fund’s net assets in impact bonds. Impact bonds are debt securities issued by corporations, governments and agencies in which the proceeds from the securities issued are directed towards projects that aim to achieve environmental, social or labor objectives. Examples include but are not limited to developing renewable energy infrastructure, improving energy efficiency of existing assets, and building social housing units.
The Fund’s subadviser seeks value and may sell a security in anticipation of market declines or credit downgrades or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board recently lowered interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in fixed-income securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes to the specific measure.
Credit risk - a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that

Fund Summary: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
 Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches often are specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds is considered speculative and will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor.

Fund Summary: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
Impact bond risk – the Fund invests in issuers financing projects that are intended or likely to have a positive environmental, social, or labor impact through investments in impact bonds. Issuers in some industry sectors are more likely to issue impact bonds, and events or factors impacting these sectors will have a greater effect on, and more adversely affect, the Fund than they would a fund that does not invest in impact bonds. Additionally, investments in impact bonds may provide a lower return than investments in non-impact bonds.
Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of
U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
The Fund's performance prior to February 2, 2022, reflects returns pursuant to different principal investment strategies and a different subadviser. If the Fund's current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.

Fund Summary: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
Annual Total Returns– Class R6 Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
4.92%
0.92%
4.41%
3.92%
-1.00%
9.76%
8.61%
-0.27%
-13.16%
7.16%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Highest Quarter:	7.51%	–	4Q 2023
Lowest Quarter:	-6.15%	–	2Q 2022

Year-to-date total return:	5.62%	–	September 30, 2024
After-tax returns are shown in the table for Class R6 shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns
(For the Periods Ended December 31, 2023)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	2.26%	0.83%	1.52%
Class R6 Shares– Before Taxes	7.16%	2.04%	2.32%
Class R6 Shares– After Taxes on Distributions	5.39%	0.59%	0.91%
Class R6 Shares– After Taxes on Distributions and Sales of Shares	4.20%	0.99%	1.19%
Institutional Service Class Shares– Before Taxes	7.05%	1.96%	2.25%
Bloomberg U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Insight North America LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Brendan Murphy, CFA	Head of Core Fixed Income, North America	Since 2024
Scott Zaleski, CFA	Head of US Multi Sector Fixed Income	Since 2024
James DiChiaro	Senior Portfolio Manager	Since 2022
Purchase and Sale of Fund Shares
Minimum Initial Investment Class A: $2,000 Class R6: $1,000,000 Institutional Service Class: $50,000 Automatic Asset Accumulation Plan (Class A): $0* *Provided each monthly purchase is at least $50
Minimum Additional Investment Class A: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Fund Summary: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary: Nationwide Bond Fund
Objective
The Nationwide Bond Fund seeks as high a level of current income as is consistent with preserving capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 51 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 95 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.17%	0.10%	0.18%
Total Annual Fund Operating Expenses	0.83%	0.51%	0.59%
Fee Waiver/Expense Reimbursement(1)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.76%	0.44%	0.52%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.44% until at least February 28, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$301	$477	$668	$1,221
Class R6 Shares	45	156	278	634
Institutional Service Class Shares	53	182	322	731

Fund Summary: Nationwide Bond Fund (cont.)
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.21% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed securities, asset-backed securities and commercial paper. The Fund also may invest in high-yield bonds (commonly known as “junk bonds”), as well as foreign government and corporate bonds that are denominated in U.S. dollars. Securities in which the Fund invests include those that pay interest on either a fixed-rate or variable-rate basis. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while seeking safety of principal. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. Aggregate Bond Index. For example, if the average portfolio duration of the Bloomberg U.S. Aggregate Bond Index is 7 years, the Fund’s average portfolio duration typically will be within a range of 6-8 years. As of December 31, 2023, the average portfolio duration of the Bloomberg U.S. Aggregate Bond Index was 6.20 years, although this will change or fluctuate over time.
The subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The subadviser also may sell a bond as it gets closer to its maturity in order to maintain the Fund’s target duration and better serve the Fund’s investment objective. The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board recently lowered interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in fixed-income securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk - a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find

Fund Summary: Nationwide Bond Fund (cont.)
willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds is considered speculative and will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Please call 800-848-0920 for the Fund’s current 30-day yield.

Fund Summary: Nationwide Bond Fund (cont.)
Annual Total Returns– Institutional Service Class Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
4.37%
0.13%
3.44%
3.89%
0.10%
8.78%
7.38%
-0.94%
-14.94%
5.55%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Highest Quarter:	6.63%	–	4Q 2023
Lowest Quarter:	-6.12%	–	1Q 2022

Year-to-date total return:	4.75%	–	September 30, 2024
After-tax returns are shown in the table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns
(For the Periods Ended December 31, 2023)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	2.89%	0.11%	1.10%
Class R6 Shares– Before Taxes	5.63%	0.87%	1.63%
Institutional Service Class Shares– Before Taxes	5.55%	0.76%	1.56%
Institutional Service Class Shares– After Taxes on Distributions	4.02%	-0.51%	0.26%
Institutional Service Class Shares– After Taxes on Distributions and Sales of Shares	3.25%	0.12%	0.68%
Bloomberg U.S. Aggregate Bond Index (The Index does not pay sales charges, fees, expenses or taxes.)	5.53%	1.10%	1.81%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Nationwide Asset Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Gary S. Davis, CFA	Senior Investment Professional	Since 2004
Corsan Maley	Senior Investment Professional	Since 2016
Purchase and Sale of Fund Shares
Minimum Initial Investment Class A: $2,000 Class R6: $1,000,000 Institutional Service Class: $50,000 Automatic Asset Accumulation Plan (Class A): $0* *Provided each monthly purchase is at least $50
Minimum Additional Investment Class A: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may

Fund Summary: Nationwide Bond Fund (cont.)
create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary: Nationwide Government Money Market Fund
Objective
The Nationwide Government Money Market Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a “government” money market fund that seeks to maintain a stable net asset value of $1.00 per share.
Fees and Expenses
This table describes the fees and expenses you may pay when buying and holding shares of the Fund. There are no sales charges to purchase or sell shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Service Class Shares	Class R6 Shares
Management Fees	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	None	0.15%	None
Other Expenses	0.26%	0.31%	0.16%
Total Annual Fund Operating Expenses	0.56%	0.76%	0.46%
Fee Waiver/Expense Reimbursement(1),(2)	(0.02)%	(0.03)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.54%	0.73%	0.44%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.75% for Service Class shares only until at least February 28, 2026. Under the expense limitation agreement, the level to which operating expenses are limited excludes any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, acquired fund fees and expenses, short-sale dividend expenses, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.027% of the management fee to which the Adviser would otherwise be entitled until February 28, 2026. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$55	$177	$311	$700
Service Class Shares	75	240	419	939
Class R6 Shares	45	146	256	577
Principal Investment Strategies
The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. government securities are debt securities issued and/or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States.

Fund Summary: Nationwide Government Money Market Fund (cont.)
The Fund limits investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase (i.e., securities that are determined to present minimal credit risks, government securities, and shares of other money market funds). The Fund maintains a dollar-weighted average maturity of no more than 60 calendar days and a dollar-weighted average life of no more than 120 calendar days that is determined without reference to certain interest rate readjustments.
The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash.
The Fund does not currently intend to impose liquidity fees on Fund redemptions. However, the Fund’s Board of Trustees reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.
Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Yield risk – there is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase.
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The interest earned on the Fund's investments in fixed-income securities will decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be prepaid, which, in turn, increases these risks. Very low or negative interest rates may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
Credit risk – U.S. government securities generally have the least credit risk, but are not completely free from credit risk. Credit risk is the risk that an issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the value of a bond. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Fund Summary: Nationwide Government Money Market Fund (cont.)
Liquidity risk – the risk that the Fund will experience significant net redemptions of Fund shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund’s ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers, or due to general market conditions and a lack of willing buyers.
Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund will default on its obligation to repurchase them.
Investments in other money market mutual funds risk – to the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance will be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual fund (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Risk associated with holding cash – although the Fund seeks to be fully invested, it at times holds some of its assets in cash, which may hurt the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Please call 800-848-0920 for the Fund’s current 7-day yield.
Annual Total Returns– Investor Shares
(Years Ended December 31,)

6%
4%
2%
0%
0.00%
0.00%
0.00%
0.33%
1.33%
1.73%
0.22%
0.01%
1.23%
4.66%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Highest Quarter:	1.24%	–	4Q 2023
Lowest Quarter:	0.00%	–	1Q 2022

Year-to-date total return:	3.68%	–	September 30, 2024
Average Annual Total Returns
(For the Periods Ended December 31, 2023)
	1 Year	5 Years	10 Years
Investor Shares	4.66%	1.56%	0.94%
Service Class Shares	4.46%	1.44%	0.85%
Class R6 Shares	4.76%	1.61%	0.99%
iMoneyNet Money Fund AverageTM Government All (The Index does not pay sales charges, fees, expenses or taxes.)	4.76%	1.62%	1.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Dreyfus, a division of Mellon Investments Corporation

Fund Summary: Nationwide Government Money Market Fund (cont.)
Purchase and Sale of Fund Shares
Minimum Initial Investment Investor Shares: $2,000 Service Class: $50,000 Class R6: $1,000,000 Automatic Asset Accumulation Plan (Investor Shares): $0* *Provided each monthly purchase is at least $50
Minimum Additional Investment Investor Shares: $100 Service Class, Class R6: no minimum Automatic Asset Accumulation Plan (Investor Shares): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary: Nationwide Inflation-Protected Securities Fund
Objective
The Nationwide Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 51 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 95 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.29%	0.11%	0.26%
Total Annual Fund Operating Expenses	0.79%	0.36%	0.51%
Fee Waiver/Expense Reimbursement(1)	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.73%	0.30%	0.45%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.30% until at least February 28, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee

Fund Summary: Nationwide Inflation-Protected Securities Fund (cont.)
waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$298	$466	$648	$1,175
Class R6 Shares	31	110	196	450
Institutional Service Class Shares	46	158	279	635
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.68% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities (or “bonds”) that are indexed or linked to the rate of inflation in the United States. Such inflation-protected securities are designed to protect the future purchasing power of the money invested in them. For the foreseeable future, the Fund’s investment adviser and subadviser anticipate investing the Fund’s assets primarily in Treasury Inflation Protected Securities (“TIPS”), which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, the Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase.
The Fund may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. TIPS Index. As of December 31, 2023, the average portfolio duration of the Bloomberg U.S. TIPS Index was 5.95 years, although this will change or fluctuate over time. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board recently lowered interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in fixed-income securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk - a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

Fund Summary: Nationwide Inflation-Protected Securities Fund (cont.)
Inflation-protected securities risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.
Inflation-protected securities tax risk – any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-protected bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.

Fund Summary: Nationwide Inflation-Protected Securities Fund (cont.)
Annual Total Returns– Class R6 Shares
(Years Ended December 31,)

15%
10%
5%
0%
-5%
-10%
-15%
3.61%
-1.90%
4.41%
2.96%
-1.54%
8.31%
11.05%
5.05%
-12.20%
3.78%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Highest Quarter:	4.41%	–	1Q 2016
Lowest Quarter:	-6.41%	–	2Q 2022

Year-to-date total return:	5.10%	–	September 30, 2024
After-tax returns are shown in the table for Class R6 shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
The inception date for Institutional Service Class shares is December 6, 2016. Pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Class R6 shares. Performance for Institutional Service Class shares has been adjusted to reflect that share class’s higher expenses than those of the Fund’s Class R6 shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2023)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	1.01%	2.03%	1.60%
Class R6 Shares– Before Taxes	3.78%	2.86%	2.16%
Class R6 Shares– After Taxes on Distributions	2.00%	1.26%	1.17%
Class R6 Shares– After Taxes on Distributions and Sales of Shares	2.22%	1.55%	1.26%
Institutional Service Class Shares– Before Taxes	3.62%	2.71%	1.98%
Bloomberg U.S. Treasury Inflation- Protected Securities IndexSM (The Index does not pay sales charges, fees, expenses or taxes.)	3.90%	3.15%	2.42%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Nationwide Asset Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016
Nicholas J. Kern, CFA	Senior Investment Professional	Since 2023
Purchase and Sale of Fund Shares
Minimum Initial Investment Class A: $2,000 Class R6: $1,000,000 Institutional Service Class: $50,000 Automatic Asset Accumulation Plan (Class A): $0* *Provided each monthly purchase is at least $50
Minimum Additional Investment Class A: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by

Fund Summary: Nationwide Inflation-Protected Securities Fund (cont.)
mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary: Nationwide Loomis Short Term Bond Fund
Objective
The Nationwide Loomis Short Term Bond Fund seeks total return through investments in fixed-income securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 51 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 95 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	2.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.25%	0.15%	0.26%
Total Annual Fund Operating Expenses	0.85%	0.50%	0.61%
Fee Waiver/Expense Reimbursement(1),(2)	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	0.43%	0.54%
(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.45% until at least February 28, 2026. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.02% of the management fee to which the Adviser would otherwise be entitled until February 28, 2026. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee

Fund Summary: Nationwide Loomis Short Term Bond Fund (cont.)
waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$303	$483	$679	$1,244
Class R6 Shares	44	153	273	621
Institutional Service Class Shares	55	188	333	755
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 227.46% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in bonds (or fixed-income securities) which include:
●U.S. government securities;
●Corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s or Standard & Poor’s or, if unrated, which the subadviser determines to be of comparable quality);
●Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.
In addition to these, the Fund may invest in other types of fixed-income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Government/Credit Bond 1-3 Year Index (the “Index”), although it reserves the right to deviate further from the average duration of the Index when the subadviser believes it to be appropriate in light of the
Fund's investment objective. As of December 31, 2023, the average duration of the Index was 1.77 years.
In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:
●the financial strength of the issuer;
●current interest rates and valuations;
●the stability and volatility of a country’s bond markets and
●expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board recently lowered interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in fixed-income securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.

Fund Summary: Nationwide Loomis Short Term Bond Fund (cont.)
Credit risk - a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk.
Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

Fund Summary: Nationwide Loomis Short Term Bond Fund (cont.)
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table can help you evaluate the Fund’s potential risks. The bar chart shows how the Fund’s annual total returns have varied from year to year. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available at no cost by visiting nationwide.com/mutualfunds or by calling 800-848-0920.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Annual Total Returns– Class A Shares
(Years Ended December 31,)

8%
6%
4%
2%
0%
-2%
-4%
-6%
0.59%
0.09%
1.61%
0.72%
0.81%
5.62%
4.79%
-0.40%
-3.83%
6.13%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Highest Quarter:	5.18%	–	2Q 2020
Lowest Quarter:	-2.74%	–	1Q 2022

Year-to-date total return:	4.90%	–	September 30, 2024
After-tax returns are shown for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-advantaged arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns
(For the Periods Ended December 31, 2023)
	1 Year	5 Years	10 Years
Class A Shares– Before Taxes	3.76%	1.93%	1.34%
Class A Shares– After Taxes on Distributions	2.17%	1.02%	0.63%
Class A Shares– After Taxes on Distributions and Sales of Shares	2.20%	1.09%	0.71%
Class R6 Shares– Before Taxes	6.37%	2.71%	1.89%
Institutional Service Class Shares– Before Taxes	6.25%	2.65%	1.83%
Bloomberg U.S. Government/Credit Bond 1-3 Year Index (The Index does not pay sales charges, fees, expenses or taxes.)	4.61%	1.51%	1.27%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Portfolio Manager	Since 2017
Clifton V. Rowe, CFA	Portfolio Manager	Since 2017
Daniel Conklin, CFA	Portfolio Manager	Since 2019
Purchase and Sale of Fund Shares
Minimum Initial Investment Class A: $2,000 Class R6: $1,000,000 Institutional Service Class: $50,000 Automatic Asset Accumulation Plan (Class A): $0* *Provided each monthly purchase is at least $50
Minimum Additional Investment Class A: $100 Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by

Fund Summary: Nationwide Loomis Short Term Bond Fund (cont.)
mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How the funds invest: Nationwide BNY Mellon Core Plus Bond ESG Fund
Objective
The Nationwide BNY Mellon Core Plus Bond ESG Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. This objective may be changed by the Nationwide Mutual Funds' (the “Trust”) Board of Trustees (“Board of Trustees”) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. The fixed-income securities in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, corporate loans, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 20% of its net assets in emerging market securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to-be-announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund normally invests primarily in fixed-income securities that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 25% of its net assets at the time of purchase, in high-yield bonds. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis.
The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s portfolio can be expected to have an average effective duration ranging between three and eight years, although the Fund’s subadviser may lengthen or shorten the Fund’s portfolio duration outside this range depending on its evaluation of market conditions. The Fund does not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual fixed-income securities the Fund may purchase.
In constructing the Fund’s portfolio, the subadviser relies primarily on proprietary, internally-generated credit research, focusing on both industry/sector analysis and detailed individual security selection, although the subadviser may supplement its internal research with external, third-party research and related credit tools. The subadviser seeks to identify investment opportunities based on the relative value of securities. The subadviser analyzes individual issuer credit risk based on factors such as management and depth of experience, competitive advantage, market and product position and overall financial strength.
In addition to considering financial information, the subadviser also evaluates corporate and sovereign issuers based on environmental, social and governance (“ESG”) factors. The subadviser views ESG factors as among the important drivers of investment value and believes that integrating ESG factors in research and engaging with issuers to improve ESG standards helps in managing portfolio risk. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated and assigned by the subadviser on the basis of proprietary research and/or data obtained from various ESG data providers. The subadviser’s ESG rating for each issuer is derived from multiple factors, including (but not limited to) the following:
●Environmental analysis, including an assessment of material environmental issues, such as carbon emissions, water management, energy usage, management of hazardous materials, natural resource usage, biodiversity, land management and the risks presented by extreme weather events.
●Social analysis, including an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, consumer protection, and avoidance of corruption in all forms, including extortion and bribery.
●Governance analysis, including an assessment of corporate governance structures and processes and taking into account a particular company’s circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.
For any particular issuer, the subadviser evaluates the ESG factors that it considers to be the most relevant to the issuer’s industry. The ESG factors selected and their weights in the ESG ratings model are tailored to individual sectors. For example, carbon emissions are a key environmental

How the funds invest: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
factor for automobile manufacturing, while labor management and standards are key social considerations for the retail sector. Consumer protection is a key social factor, and internal controls are a key governance factor, for software and service firms. The overall ESG rating is designed to indicate an issuer’s performance relative to its peers. As a result, the subadviser is able to identify companies which are best-in-class within a sector, even if they are in an industry group potentially exposed to more negative ESG outcomes. ESG scores range from 1 (best) to 5 (worst). Under normal circumstances, the Fund invests at least 80% of its net assets in securities of issuers with an ESG rating of 1, 2, or 3 at the time of investment.
The subadviser’s screening criteria are measured at the time of investment and are dependent upon information and data that may be incomplete, inaccurate or unavailable. Any subsequent downgrade of an issuer’s rating will be monitored by the subadviser to consider what action, if any, it should take, including engaging with the issuer’s management in an attempt to address the issue.
Additionally, the subadviser may purchase impact bonds of issuers with any ESG rating where, in the opinion of the subadviser, the proceeds of the impact bond will be used to achieve an environmental, social or governance goal and/or improve the issuer’s overall ESG rating. Typically, the subadviser seeks to invest at least 5% of the Fund’s net assets in impact bonds. When choosing the impact bonds in which it invests, the subadviser applies an internal methodology to determine the quality of the impact bond’s framework and potential environmental and/or social contribution(s), and each security is judged on the information available to the subadviser’s investment team with no special consideration to foreign and emerging market securities. The subadviser will determine if engagement with an issuer is required following a quarterly review of portfolio holdings ESG ratings.
The Fund’s subadviser seeks value and may sell a security in anticipation of market declines or credit downgrades or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.
Although the Fund does not invest in derivative instruments as a principal investment strategy, the Fund may use options, futures, options on futures and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit, or interest rate risk, to manage effective duration, as part of a hedging strategy, or for other purposes related to the management of the Fund. To the extent the Fund invests in a single-security derivative, the subadviser applies its ESG scoring criteria to the issuer of the underlying security. To the extent the Fund uses a derivative referencing a securities index, the subadviser does not apply its ESG scoring criteria to the issuer of the derivative or the underlying issuers comprising the index.
Key Terms:
Asset-backed securities – fixed-income securities issued
by a trust or other legal entity established for the
purpose of issuing securities and holding certain assets,
such as credit card receivables or auto leases, that pay
down over time and generate sufficient cash to pay
holders of the securities.

Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures,
swaps and options are derivatives because their values
are based on changes in the values of an underlying
asset or measure.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Emerging market countries – typically are developing
and low- or middle-income countries. For purposes of
the Fund, emerging market countries are those that are
included in the MSCI Emerging Markets® Index. Emerging
market countries may be found in regions such as Asia,
Latin America, Eastern Europe, the Middle East and
Africa.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

How the funds invest: Nationwide BNY Mellon Core Plus Bond ESG Fund (cont.)
High-yield bonds – commonly referred to as “junk
bonds,” these fixed-income securities are rated below
investment grade by nationally recognized statistical
rating organizations, such as Moody’s and Standard &
Poor’s, or are unrated securities that the Fund’s
subadviser believes to be of comparable quality. These
bonds generally offer investors higher interest rates as a
way to help compensate for the fact that the issuer is at
greater risk of default.

Impact bonds – debt securities issued by corporations,
governments and agencies in which the proceeds from
the securities issued are directed towards projects that
meet environmental, social or labor objectives.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Maturity – the date on which the principal amount of a security is required to be paid to investors.
Mortgage-backed securities – fixed-income securities
that give the holder the right to receive a portion of
principal and/or interest payments made on a pool of
residential or commercial mortgage loans, which in some
cases are guaranteed by government agencies.

Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period. A
put option gives the purchaser of the option the right to
sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified
price during the option period.

Swaps – a swap is an agreement that obligates two
parties to exchange on specified dates series of cash
flows that are calculated by reference to changes in a
specified rate or the value of an underlying asset.

U.S. government securities – debt securities issued
and/or guaranteed as to principal and interest by either
the U.S. government, or by U.S. government agencies,
U.S. government-sponsored enterprises and
U.S. government instrumentalities. Securities issued or
guaranteed directly by the U.S. government are
supported by the full faith and credit of the
United States. Securities issued or guaranteed by
agencies or instrumentalities of the U.S. government,
and enterprises sponsored by the U.S. government, are
not direct obligations of the United States. Therefore,
such securities may not be supported by the full faith
and credit of the United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CORPORATE LOANS RISK, CREDIT RISK, DELAYED-DELIVERY RISK, EMERGING MARKETS RISK, ENVIRONMENTAL, SOCIAL AND GOVERNANCE INVESTING RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, IMPACT BOND RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK, SOVEREIGN DEBT RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 39.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: Nationwide Bond Fund
Objective
The Nationwide Bond Fund seeks as high a level of current income as is consistent with preserving capital. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities that are investment grade, including corporate bonds, mortgage-backed securities, asset-backed securities, U.S. government securities and commercial paper. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund also may invest a portion of its assets in foreign government and corporate bonds that are denominated in U.S. dollars and in high-yield bonds. Securities in which the Fund invests include those that pay interest on either a fixed-rate or variable-rate basis.
In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. Aggregate Bond Index. For example, if the average portfolio duration of the Bloomberg U.S. Aggregate Bond Index is 7 years, the Fund’s average portfolio duration typically will be within a range of 6-8 years. As of December 31, 2023, the average portfolio duration of the Bloomberg U.S. Aggregate Bond Index was 6.20 years, although this will change or fluctuate over time. The subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The subadviser also may sell a bond as it gets closer to its maturity in order to maintain the Fund’s target duration and better serve the Fund’s investment objective. The Fund may engage in active and frequent trading of portfolio securities.
Although the Fund does not invest in derivative instruments as a principal investment strategy, the Fund may use swaps, futures contracts and options on futures contracts, either to hedge against investment risks or to seek greater return.
Key Terms:
Asset-backed securities – fixed-income securities issued
by a trust or other legal entity established for the
purpose of issuing securities and holding certain assets,
such as credit card receivables or auto leases, that pay
down over time and generate sufficient cash to pay
holders of the securities.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures,
swaps and options are derivatives because their values
are based on changes in the values of an underlying
asset or measure.

Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period. A
put option gives the purchaser of the option the right to
sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified
price during the option period.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
High-yield bonds – commonly referred to as “junk
bonds,” these fixed-income securities are rated below
investment grade by nationally recognized statistical
rating organizations, such as Moody’s and Standard &
Poor’s, or are unrated securities that the Fund’s
subadviser believes to be of comparable quality. These
bonds generally offer investors higher interest rates as a
way to help compensate for the fact that the issuer is at
greater risk of default.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

How the Funds Invest: Nationwide Bond Fund (cont.)
Maturity – the date on which the principal amount of a security is required to be paid to investors.
Mortgage-backed securities – fixed-income securities
that give the holder the right to receive a portion of
principal and/or interest payments made on a pool of
residential or commercial mortgage loans, which in some
cases are guaranteed by government agencies.

Swaps – a swap is an agreement that obligates two
parties to exchange on specified dates series of cash
flows that are calculated by reference to changes in a
specified rate or the value of an underlying asset.

U.S. government securities – debt securities issued
and/or guaranteed as to principal and interest by either
the U.S. government, or by U.S. government agencies,
U.S. government-sponsored enterprises and
U.S. government instrumentalities. Securities issued or
guaranteed directly by the U.S. government are
supported by the full faith and credit of the
United States. Securities issued or guaranteed by
agencies or instrumentalities of the U.S. government,
and enterprises sponsored by the U.S. government, are
not direct obligations of the United States. Therefore,
such securities may not be supported by the full faith
and credit of the United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CREDIT RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK each of which is described in the section “Risks of Investing in the Funds” beginning on page 39.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: Nationwide Government Money Market Fund
Objective
The Nationwide Government Money Market Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a “government” money market fund that seeks to maintain a stable net asset value of $1.00 per share. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund seeks to maintain a stable net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 calendar days or less that are Eligible Securities as defined by applicable regulations at the time of purchase (i.e., securities that are determined to present minimal credit risks, government securities, and shares of other money market funds).
These money market obligations primarily include:
●U.S. government securities;
●repurchase agreements, which are agreements to buy a security and then sell the security back after a short period of time at a higher price and
●shares of other money market mutual funds.
These securities pay interest on either a fixed-rate or variable-rate basis. All of the money market obligations held by the Fund must be denominated in U.S. dollars.
The Fund maintains a dollar-weighted average maturity of no more than 60 calendar days and a dollar-weighted average life of no more than 120 calendar days that is determined without reference to certain interest rate readjustments.
The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash. The Fund’s 80% policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
The Fund does not currently intend to impose liquidity fees on Fund redemptions. However, the Board of Trustees reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.
Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.
Key Terms:
Maturity – the date on which the principal amount of a security is required to be paid to investors.
Repurchase agreements – agreements under which a
fund enters into a contract with a broker-dealer or a bank
for the purchase of securities, and in return the broker-
dealer or bank agrees to repurchase the same securities
at a specified date and price. The purchased securities
constitute collateral for the seller’s repurchase
obligation. Therefore, a repurchase agreement is
effectively a loan by the fund that is collateralized by the securities purchased. Repurchase agreements in which
the Fund enters are collateralized either by
U.S. government securities and/or cash.

U.S. government securities – debt securities issued
and/or guaranteed as to principal or interest by the
United States, or by a person controlled or supervised by
and acting as an instrumentality of the government of
the United States. Securities issued or guaranteed
directly by the U.S. government, such as U.S. Treasury
securities, are supported by the full faith and credit of the
United States. Securities issued or guaranteed by
agencies or instrumentalities of the U.S. government,
and enterprises sponsored by the U.S. government, are
not direct obligations of the United States. Therefore,
such securities may not be supported by the full faith
and credit of the United States.

Principal Risks
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time. There is no guarantee that the Fund will provide financial support to the Fund at any time, including during periods of market stress.
In addition, the Fund is subject to CREDIT RISK, INTEREST RATE RISK, INVESTMENTS IN OTHER MONEY MARKET MUTUAL FUNDS RISK, MARKET RISK, LIQUIDITY RISK, REPURCHASE AGREEMENTS RISK, RISK ASSOCIATED WITH HOLDING CASH, SELECTION RISK, U.S. GOVERNMENT SECURITIES RISK and YIELD RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 39.

How the Funds Invest: Nationwide Government Money Market Fund (cont.)
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: Nationwide Inflation-Protected Securities Fund
Objective
The Nationwide Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities that are indexed or linked to the rate of inflation in the United States. Such inflation-protected securities are designed to protect the future purchasing power of the money invested in them. For the foreseeable future, the Fund’s investment adviser and subadviser anticipate investing the Fund’s assets primarily in Treasury Inflation Protected Securities (“TIPS”), which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, the Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by other entities such as domestic and foreign corporations and governments, so long as they are investment grade (or, if unrated, deemed by the subadviser to be of equivalent credit quality) at the time of their purchase.
The Fund may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. TIPS Index. As of December 31, 2023, the average portfolio duration of the Bloomberg U.S. TIPS Index was 5.95 years, although this will change or fluctuate over time.
In managing the Fund’s portfolio, the subadviser begins with a top-down approach, using collaborative, team-based fundamental analysis, to develop a macroeconomic market view. It then applies a bottom-up approach, relying on assessments of relative value and management of sector allocations, focused on disciplined security selection and yield curve management. The combination of these top-down and bottom-up approaches is designed to maximize, through a disciplined analytic approach, the opportunity to add value across economic and market cycles. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.
Although the Fund does not invest in derivative instruments as a principal investment strategy, the Fund may use swaps, futures contracts and options on futures contracts, either to hedge against investment risks or to seek greater return.
About Inflation-Protected Securities
Inflation-protected securities are fixed-income securities
whose principal and/or interest payments are adjusted
for inflation, unlike traditional fixed-income securities
that make fixed principal and interest payments.
Inflation-protected securities include inflation-indexed
bonds, such as TIPS, whose principal value is periodically
adjusted to the rate of inflation. TIPS are inflation-
indexed bonds that are issued by the U.S. Treasury. The
inflation adjustment for TIPS, which typically is applied
monthly to the principal of the bond, follows a
designated inflation index, such as the Consumer Price
Index. A fixed interest rate is applied to the inflation-
adjusted principal so that as inflation rises, both the
principal value and the interest payments increase.
Similarly, as the inflation rate declines, both the principal value and the interest payments decrease. Because of
this inflation adjustment feature, inflation-protected
securities typically have lower yields than conventional
fixed-rate bonds. In addition, because the rate of
inflation itself rises and falls frequently, the amount of
income these bonds pay is also likely to fluctuate.
Therefore, the amounts of the Fund’s income
distributions are likely to fluctuate considerably more
than the income distribution amounts of a typical bond
fund.

Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures,
swaps and options are derivatives because their values
are based on changes in the values of an underlying
asset or measure.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

How the Funds Invest: Nationwide Inflation-Protected Securities Fund (cont.)
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Inflation – the rise in the prices of goods and services.
The inflation rate is the rate at which changes in prices
occur. A positive inflation rate means that prices
generally are rising. A negative inflation rate is known as
deflation, which means that the prices of goods and
services are declining.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period. A
put option gives the purchaser of the option the right to
sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified
price during the option period.

Swaps – a swap is an agreement that obligates two
parties to exchange on specified dates series of cash
flows that are calculated by reference to changes in a
specified rate or the value of an underlying asset.

Top-down approach – a method of investing that
involves first looking at trends in the general economy,
followed by selecting industries, and then companies
within such industries, that may benefit from those
trends.

U.S. government securities – debt securities issued
and/or guaranteed as to principal and interest by either
the U.S. government, or by U.S. government agencies,
U.S. government-sponsored enterprises and
U.S. government instrumentalities. Securities issued or
guaranteed directly by the U.S. government are
supported by the full faith and credit of the
United States. Securities issued or guaranteed by
agencies or instrumentalities of the U.S. government,
and enterprises sponsored by the U.S. government, are
not direct obligations of the United States. Therefore,
such securities may not be supported by the full faith
and credit of the United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CREDIT RISK, INFLATION-PROTECTED SECURITIES RISK, INFLATION-PROTECTED SECURITIES TAX RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 39.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: Nationwide Loomis Short Term Bond Fund
Objective
The Nationwide Loomis Short Term Bond Fund seeks total return through investments in fixed-income securities. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests primarily in bonds (or fixed-income securities) which include:
●U.S. government securities;
●Corporate debt securities issued by U.S. or foreign companies that are investment grade;
●Investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●Investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.
In addition to these, the Fund may invest in other types of debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Government/Credit Bond 1-3 Year Index (the “Index”), although it reserves the right to deviate further from the average duration of the Index when the subadviser believes it to be appropriate in light of the Fund's investment objective. As of December 31, 2023, the average duration of the Index was 1.77 years.
In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:
●the financial strength of the issuer;
●current interest rates and valuations;
●the stability and volatility of a country’s bond markets and
●expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.
Three themes typically drive the subadviser’s investment approach. First, the subadviser generally seeks fixed-income securities that are attractively valued relative to the subadviser’s credit research team’s assessment of credit risk. The broad coverage combined with the goal of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the subadviser may invest significantly in securities the prices of which the subadviser believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, the subadviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
Key Terms:
Asset-backed securities – fixed-income securities issued
by a trust or other legal entity established for the
purpose of issuing securities and holding certain assets,
such as credit card receivables or auto leases, that pay
down over time and generate sufficient cash to pay
holders of the securities.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Mortgage-backed securities – fixed-income securities
that give the holder the right to receive a portion of
principal and/or interest payments made on a pool of
residential or commercial mortgage loans, which in some
cases are guaranteed by government agencies.

How the Funds Invest: Nationwide Loomis Short Term Bond Fund (cont.)
U.S. government securities – debt securities issued
and/or guaranteed as to principal and interest by either
the U.S. government, or by U.S. government agencies,
U.S. government-sponsored enterprises and
U.S. government instrumentalities. Securities issued or
guaranteed directly by the U.S. government are
supported by the full faith and credit of the
United States. Securities issued or guaranteed by
agencies or instrumentalities of the U.S. government,
and enterprises sponsored by the U.S. government, are
not direct obligations of the United States. Therefore,
such securities may not be supported by the full faith
and credit of the United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK,CREDIT RISK, FOREIGN SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 39.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).
Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.
The corporate loans in which the Fund invests have speculative characteristics and are subject to high risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
     Loan participations and assignments–the Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties.  By purchasing a Participation, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation.  In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  When the Fund purchases an Assignment from a lender, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignment.

Risks of Investing in the Funds (cont.)
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of the Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Delayed-delivery risk – the risk that the security a Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund loses the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment

Risks of Investing in the Funds (cont.)
than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Environmental, Social and Governance investing risk – a Fund's environmental, social and corporate governance (“ESG”) investing strategy, which typically selects or excludes securities of certain issuers for reasons other than investment performance, carries the risk that the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Fund's subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors utilized by the subadviser may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices.
In evaluating an issuer, the subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be limited, incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to its ESG practices. Further, different methodologies are used by the various data sources that provide ESG data. Socially responsible norms differ by region, and an issuer’s ESG practices or the subadviser's assessment of an issuer’s ESG practices may change over time.
 ESG investing in foreign and emerging market countries carries the risk that differences in regulatory regimes may cause significant disparities in the accuracy, timeliness, and usefulness of ESG data reporting from nation to nation.  Emerging market countries, in particular, may lag behind other countries in pursuing positive ESG activities. Therefore, the government bonds in which the Fund invests may provide more exposure to countries that have made less progress than other funds that invest in ESG securities outside of the emerging markets universe. Additionally, although the Fund invests in government bonds issued for the purpose of financing the general growth and development of the countries that issue them, such countries may use proceeds from the bonds to pursue programs or activities that are not ESG-friendly unbeknownst to the subadviser.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the

Risks of Investing in the Funds (cont.)
possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – a Fund invests in foreign securities that may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Foreign government debt securities – a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.
High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities is considered speculative and may subject the
Funds to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds are subject to the following risks:
●increased price sensitivity to changing interest rates and to adverse economic and business developments;
●greater risk of loss due to default or declining credit quality;
●greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
●negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Funds.
Impact bond risk – a Fund’s investment in issuers financing projects that are intended or likely to have a positive environmental, social, or labor impact through investments in impact bonds may be subject to the risk that issuers in some industry sectors are more likely to issue impact bonds, and events or factors impacting these sectors have a greater effect on, and more adversely affect, the Fund than they would a fund that does not invest in impact bonds. In addition, impact bonds selected by a Fund’s subadviser may not result in direct environmental, social, or labor benefits. The proceeds of the sale of an impact bond may not be applied to appropriate, new and/or additional projects determined to be eligible for investment. Additionally, investments in impact bonds may provide a lower return than investments in non-impact bonds.
Inflation-protected securities risk – because of the inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The values of inflation-protected securities also normally decline when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury bond is yielding 5%, and inflation is 2%, the real interest rate is 3%. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. If the index measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Any increase in the principal amount of an inflation-protected security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity. This means that the Fund could be required to make annual distributions to shareholders that exceed the amount of

Risks of Investing in the Funds (cont.)
cash the Fund has received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. If the principal value of an inflation-linked bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. There also may be a delay between the time a change to the rate of inflation occurs and the time the adjustment for inflation is reflected in the value of the inflation-protected securities. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index or other relevant pricing index will be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Although inflation-protected securities may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation or a lower level of inflation. If inflation is lower than expected during the period the Fund holds an inflation-protected security, the Fund may earn less on the security than on a conventional bond.
Inflation-protected securities tax risk – any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund. In addition, adjustments during the taxable year for deflation to an inflation-protected bond held by the Fund may cause amounts previously distributed by the Fund in the taxable year as income to be recharacterized as a return of capital.
The portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.
Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's investments to decline significantly. The Federal Reserve Board recently lowered interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on a Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Zero coupon bonds – these securities pay no interest during the life of the security, and are issued by a wide variety of governmental and corporate issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and generally are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.
Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.
Inflation – prices of existing fixed-rate debt securities typically decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these

Risks of Investing in the Funds (cont.)
securities trade also will be reduced to compensate for the fact that the income they produce is worth less. Rates of inflation have recently risen, which has adversely affected economies and markets. Inflation rates may change frequently and significantly as a result of various factors and the Fund’s investments may not keep pace with inflation, which will result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Fund.
Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities are callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund's income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.
Investments in other money market mutual funds risk – the Nationwide Government Money Market Fund may invest in shares of other money market mutual funds (“money market funds”), including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Like the Nationwide Government Money Market Fund, any such other money market funds are subject to Rule 2a-7 of the Investment Company Act of 1940, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. To the extent that the Nationwide Government Money Market Fund invests in shares of such other money market funds, its performance is directly tied to the performance of the other money market funds in which it invests. If one of these other money market funds fails to meet its objective, the Nationwide Government Money Market Fund’s performance would be negatively affected. There can be no assurance that any such other money market fund will achieve its investment objective. Further, as a shareholder of another money market fund, the Nationwide Government Money Market Fund is subject to its proportional share of the other money market fund’s expenses (including applicable management, administration and custodian fees). Therefore, shareholders of the Nationwide Government Money Market Fund will be subject indirectly to these expenses in addition to the direct fees and expenses they pay as shareholders of the Nationwide Government Money Market Fund. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees. The adoption of amendments to Rule 2a-7 may impact the Fund (and money market funds in which the Fund invests) in ways that could have a negative impact on the Fund’s operations, investment performance, ability to achieve its investment objective, or otherwise adversely impact an investment in the Fund.
Liquidity risk – the risk that the Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that the Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.

Risks of Investing in the Funds (cont.)
Following Russia's invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted.
Additionally, in October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region, may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets.
The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russia, Israel, or the adjoining geographic regions.
Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Portfolio turnover risk – a Fund’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to a Fund’s shareholders.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks also are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund may not recover the premium, resulting in a capital loss.

Risks of Investing in the Funds (cont.)
Redemptions risk – a Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” A fund-of-funds is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of other mutual funds. As a result, from time to time, a Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase a Fund's transaction costs and could cause a Fund's operating expenses to be allocated over a smaller asset base, leading to an increase in a Fund's expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, a Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact a Fund's net asset value and liquidity.
Repurchase agreements risk – the Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund would experience delays in recovering amounts owed to it.
Risks associated with holding cash –although the Nationwide Government Money Market Fund seeks to be fully invested, it at times holds some of its assets in cash, which may hurt the Nationwide Government Money Market Fund’s performance.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Financials – the Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Companies engaged in banking, financial services, consumer finance, capital markets, and insurance activities, as well as mortgage real estate investment trusts (REITs), are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financials sector and companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Companies in the financials sector have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. Although regulators have focused on and taken measures to stabilize the financial system, bank failures and liquidity concerns continue to impact companies in the banking and financial services industries. Further regulatory intervention may be required to stabilize the U.S. banking industry if U.S. banks appear to be at a risk of failure, which could result in other unforeseen adverse impacts on the economy.
Selection risk – the risk that the securities or other instruments selected by a Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
******
As stated above, the Nationwide BNY Mellon Core Plus Bond ESG Fund, Nationwide Bond Fund and the Nationwide Inflation-Protected Securities Fund do not expect to invest significantly in derivative instruments. However, to the extent that any of these Funds invest in derivative instruments, it may be subject to the following additional risk:
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For

Risks of Investing in the Funds (cont.)
example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – if a put or call option purchased by a Fund expired without being sold or exercised, a Fund would lose the premium it paid for the option. The risk involved in writing (i.e., selling) a covered call option is the lack of liquidity for the option. If a Fund is not able to close out the options transaction, a Fund will not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered put option is that the market value of the underlying security could decrease. If this occurs, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its prevailing market value. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security. If this occurs, the option could be exercised and the underlying security would then be sold by a Fund at a lower price than its current market value. Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that a Fund invests in over-the-counter options, a Fund may be exposed to credit risk with regard to parties with whom it trades and also may bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement, and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund's investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, a Fund could sustain significant losses.
Leverage – leverage is created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund's share price more volatile, a shareholder’s investment in the Fund

Risks of Investing in the Funds (cont.)
may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund's investments. Further, the use of leverage typically requires the Fund to make margin payments, which might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA, with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
* * * * * *
Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission. The Nationwide Government Money Market Fund also posts onto the Trust's internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day or subsequent calendar day of the prior month, and will maintain such portfolio holdings information for no less than six months after posting. The Nationwide Government Money Market Fund files its portfolio holdings report on Form N-CSR and files monthly reports on Form N-MFP with the U.S. Securities and Exchange Commission. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives from each Fund.
DREYFUS (“DREYFUS”), A DIVISION OF MELLON INVESTMENTS CORPORATION (“MIC”), located at 201 Washington Street, Boston, MA 02108, is the subadviser to the Nationwide Government Money Market Fund.
INSIGHT NORTH AMERICA LLC (“INSIGHT”), located at 200 Park Avenue, New York, NY 10166, is the subadviser to the Nationwide BNY Mellon Core Plus Bond ESG Fund. Insight was formed as a subsidiary of The Bank of New York Mellon Corporation in 2004 and has been registered as an investment adviser since 2009.
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”), located at One Financial Center, Boston, MA 02111, is the subadviser to the Nationwide Loomis Short Term Bond Fund. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $335.2 billion in assets under management as of December 31, 2023.
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”), located at One Nationwide Plaza, Columbus, OH 43215, is the subadviser to the Nationwide Bond Fund and Nationwide Inflation-Protected Securities Fund. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) and is an affiliate of the Adviser.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds appears in the Funds' semiannual report to shareholders, which covers the period ending April 30, 2024.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended October 31, 2023, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
Nationwide BNY Mellon Core Plus Bond ESG Fund	0.41%
Nationwide Bond Fund	0.34%
Nationwide Government Money Market Fund	0.27%
Nationwide Inflation-Protected Securities Fund	0.19%
Nationwide Loomis Short Term Bond Fund	0.29%
Portfolio Management
Nationwide BNY Mellon Core Plus Bond ESG Fund
Brendan Murphy, CFA, Scott Zaleski, CFA and James DiChiaro are jointly responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Murphy joined Insight’s Fixed Income Group in 2021 following the transition of Mellon Investments’ fixed income strategies to Insight. He is Head of Core Fixed Income, North America. He previously served as senior portfolio manager for non-US, global and opportunistic bond portfolios at Mellon Investments, which he joined in 2018.
Mr. Zaleski joined Insight’s Fixed Income Group in 2021 following the transition of Mellon Investments’ fixed income strategies to Insight. He is Head of US Multi Sector Fixed Income. He previously served as portfolio manager for global multi-sector products at Mellon Investments, which he joined in 2014.
Mr. DiChiaro joined Insight’s Fixed Income Group in 1999 (via predecessor company, Cutwater Asset Management), where he serves as a Senior Portfolio Manager.
Nationwide Bond Fund
Gary S. Davis, CFA, and Corsan Maley are co-portfolio managers of the Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages or co-manages other institutional fixed-income accounts for Nationwide Mutual.

Fund Management (cont.)
Mr. Maley joined Nationwide Mutual, the parent company of NWAM, in 1998 to establish and manage Nationwide Mutual’s derivative trading operations. He is currently a Senior Investment Professional and manages pension plan and separate account clients for Nationwide Mutual and its affiliates.
Nationwide Inflation-Protected Securities Fund
Chad W. Finefrock, CFA, and Nicholas J. Kern, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 1997. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities and short-term instruments for Nationwide Mutual and its affiliates.
Mr. Kern joined Nationwide Mutual, the parent company of NWAM, in 2000. He is a Senior Investment Professional and is responsible for underwriting, trading, surveillance and portfolio management of agency and non-agency residential mortgage-backed securities portfolios for Nationwide Mutual and its affiliates.
Nationwide Loomis Short Term Bond Fund
Christopher T. Harms, Clifton V. Rowe, CFA, and Daniel Conklin, CFA, are Co-Portfolio managers of the Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Harms is a Portfolio Manager and Co-Head of the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2010, and has 43 years of investment industry experience.
Mr. Rowe, CFA, is a Portfolio Manager for the Relative Return Team and Mortgage Structured Finance Team at Loomis Sayles, joined Loomis Sayles in 1992, and has 31 years of investment industry experience.
Mr. Conklin, CFA, is a Portfolio Manager for the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2012, and has 13 years of investment industry experience.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

Investing with Nationwide Funds
Share Classes

When selecting a share class, you should consider the following:
●which share classes are available to you;
●how much you intend to invest;
●total costs and expenses associated with a particular share class and
●whether you qualify for any reduction or waiver of sales charges.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (backend) sales charge (“CDSC”) waivers. More information about purchasing shares through certain financial intermediaries appears in Appendix A to this Prospectus.
In all instances, it is the purchaser’s responsibility to notify Nationwide Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.
Your financial intermediary can help you to decide which share class is best suited to your needs. In addition to the sales charges and fees discussed in this section, your financial intermediary also may charge you a fee when you purchase or redeem a Fund’s shares.

The Nationwide Funds (the “Funds”) offer several different share classes, each with different price and cost features. Class A and Investor shares are available to all investors. Class R, Service Class, Institutional Service Class and Class R6 shares are available only to certain investors. For eligible investors, these share classes may be more suitable than Class A or Investor shares.
Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial intermediary can help you with this decision.
Class A Shares
Class A shares are subject to a front-end sales charge of 2.25% (4.25% for Nationwide BNY Mellon Core Plus Bond ESG Fund) of the offering price, which declines based on the size of your purchase as shown below. A front-end sales charge means that a portion of your investment goes toward the sales charge and is not invested. Class A shares are subject to maximum annual administrative services fees of 0.25% and an annual Rule 12b-1 fee of 0.25%.
Front-End Sales Charges for Class A Shares for Nationwide BNY Mellon Core Plus Bond ESG Fund
Amount of Purchase	Sales Charge as a Percentage of		Dealer Commission as a Percentage of Offering Price
	Offering Price	Net Amount Invested (approximately)
Less than $100,000	4.25%	4.44%	3.75%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None*
*
Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A Shares for Nationwide Bond Fund and Nationwide Inflation-Protected Securities Fund
Amount of Purchase	Sales Charge as a Percentage of		Dealer Commission as a Percentage of Offering Price
	Offering Price	Net Amount Invested (approximately)
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 or more	None	None	None*
*
Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A Shares for Nationwide Loomis Short Term Bond Fund
Amount of Purchase	Sales Charge as a Percentage of		Dealer Commission as a Percentage of Offering Price
	Offering Price	Net Amount Invested (approximately)
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 or more	None	None	None*
*
Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
No front-end sales charge applies to Class A shares that you buy through reinvestment of Fund dividends or capital gains.
Waiver of Class A Sales Charges
Front-end sales charges on Class A shares are waived for the following purchasers:

Investing with Nationwide Funds (cont.)
●registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the amounts to be invested in the Fund;
●investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge its customers a transaction fee;
●current shareholders of a Nationwide Fund who, as of February 28, 2017, owned their shares directly with the Trust in an account for which Nationwide Fund Distributors LLC (the “Distributor”) was identified as the broker-dealer of record;
●directors, officers, full-time employees, and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Distributor;
●employer-sponsored 401(k) plans, 457 plans, 403(b) plans, health savings accounts, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. For purposes of this provision, employer-sponsored plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
●owners of individual retirement accounts (“IRA”) investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;
●any investor who purchases Class A shares of a Fund (the “New Fund”) with proceeds from sales of Class K or Eagle Class shares of another Nationwide Fund, where the New Fund does not offer Class K or Eagle Class shares;
●investment advisory clients of the Adviser and its affiliates;
●Trustees and retired Trustees of the Trust and
●directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser or its affiliates, and directors, officers, full-time employees (and their spouses, children or immediate relatives) of any current subadviser to the Trust.
The SAI lists other investors eligible for sales charge waivers.
Reduction of Class A Sales Charges
Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:
●A larger investment. The sales charge decreases as the amount of your investment increases.
●Rights of accumulation (“ROA”). To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A shares in all Nationwide Funds (except the Nationwide
Government Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.
●Share repurchase privilege. If you redeem Fund shares from your account, you may qualify for a one time reinvestment privilege (also known as a Right of Reinstatement). Generally, you may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)
●Letter of Intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase and hold at least $100,000 in Class A shares (except the Nationwide Government Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. Your accumulated holdings (as described and calculated under “Rights of Accumulation” above) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges. These additional sales charges would be equal to any applicable front-end sales charges that would have been paid on the shares already purchased, had there been no Letter of Intent.
The value of cumulative-quantity-discount-eligible-shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by their current public offering price. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Fund held in (i) all accounts (e.g., retirement accounts) with the Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waivers. This information regarding breakpoints is also available free of charge at nationwide.com/mutual-funds-sales-charges.jsp.

Investing with Nationwide Funds (cont.)

Purchasing Class A Shares without a Sales Charge
Purchases of $1 million or more of Class A shares of the Nationwide BNY Mellon Core Plus Bond ESG Fund; $500,000 or more of Class A shares of the Nationwide Bond Fund and Nationwide Inflation-Protected Securities Fund; and $250,000 or more of Class A shares of the Nationwide Loomis Short Term Bond Fund have no front-end sales charge. You can purchase $1 million or more, $500,000 or more, or $250,000 or more, as applicable, in Class A shares in one or more of the Funds offered by the Trust (including the Funds in this Prospectus) at one time, or you can utilize the ROA discount and Letter of Intent discount as described above. However, a CDSC applies (as shown below) if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase.
The CDSC does not apply:
●if you are eligible to purchase Class A shares without a sales charge because of a waiver identified in “Waiver of Class A Sales Charges” above;
●if no finder’s fee was paid or
●to shares acquired through reinvestment of dividends or capital gains distributions.
Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide BNY Mellon Core Plus Bond ESG Fund)
Amount of Purchase	$1 million or more
If sold within	18 months
Amount of CDSC	0.75%
Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide Bond Fund and Nationwide Inflation-Protected Securities Fund)
Amount of Purchase	$500,000 or more
If sold within	18 months
Amount of CDSC	0.75%
Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (Nationwide Loomis Short Term Bond Fund)
Amount of Purchase	$250,000 or more
If sold within	18 months
Amount of CDSC	0.50%
Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of
Contingent Deferred Sales Charges—Class A Shares” for a list of situations where a CDSC is not charged.
The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.
Waiver of Contingent Deferred Sales Charges—Class A Shares
The CDSC is waived on:
●the redemption of Class A shares purchased through reinvested dividends or distributions;
●Class A shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability and
●mandatory withdrawals of Class A shares from traditional IRAs after age 70 1∕2 (for shareholders who reached the age of 70 1∕2 on or prior to December 31, 2019) or the age of 72 (for shareholders who turned 70 1∕2 after December 31, 2019) and for other required distributions from retirement accounts.
If you qualify for a waiver of a CDSC, you must notify the Funds' transfer agent, your financial advisor or other intermediary at the time of purchase and also must provide any required evidence showing that you qualify. For more complete information, see the SAI.
Share Classes Available Only to Institutional Accounts
Certain Funds offer Institutional Service Class, Class R6 and Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.
If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan. Other fiduciaries also should consider their obligations in determining the appropriate share class for a customer including:
●the level of distribution and administrative services the plan or account requires;
●the total expenses of the share class and
●the appropriate level and type of fee to compensate the intermediary.

Investing with Nationwide Funds (cont.)
An intermediary may receive different compensation depending on which class is chosen.
Class R6 Shares
Class R6 shares are sold without a sales charge, and are not subject to Rule 12b-1 fees or administrative services fees. Therefore, no administrative services fees, sub-transfer agency payments or other service payments are paid to broker-dealers or other financial intermediaries either from Fund assets or the Distributor’s or an affiliate’s resources with respect to sales of or investments in Class R6 shares, although such payments may be made by the Distributor or its affiliate from its own resources pursuant to written contracts entered into by the Distributor or its affiliate prior to April 1, 2014.
Class R6 shares are available for purchase only by the following:
●funds-of-funds;
●retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;
●a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;
●clients of registered investment advisers who derive compensation for advisory services exclusively from such clients;
●high-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary;
●current or former Trustees of the Trust or
●current holders of Class R6 shares of any Nationwide Fund.
Except as noted below, Class R6 shares are not available to retail accounts or to broker-dealer fee-based wrap programs.
Institutional Service Class and Service Class Shares
Institutional Service Class and Service Class shares are sold without a sales charge. Institutional Service Class shares are not subject to Rule 12b-1 fees. Institutional Service Class and Service Class shares are subject to a maximum annual administrative services fee of 0.25%. Institutional Service Class and Service Class shares are available for purchase only by the following:
●retirement plans advised by financial professionals;
●retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
●a bank, trust company or similar financial institution investing for trust accounts for which it has authority to make investment decisions;
●fee-based accounts of broker-dealers and/or registered investment advisers investing on behalf of their customers;
●unregistered life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans or
●current holders of Institutional Service Class shares of any Nationwide Fund (Institutional Service Class shares only).
Institutional Service Class and Class R6 shares also may be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Service Class or Class R6 shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.
Sales Charges and Fees
Sales Charges
Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.
Distribution and Service Fees
Each of the Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A and Service Class shares of the Funds to compensate the Distributor through distribution and/or service fees (“Rule 12b-1 fees”) for expenses associated with distributing and selling shares and maintaining shareholder accounts. These Rule 12b-1 fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services and maintenance of customer accounts. Institutional Service Class shares, Class R6 shares and Investor Shares pay no Rule 12b-1 fees.
These Rule 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds' assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, Rule 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A and Service

Investing with Nationwide Funds (cont.)
Class shares pay the Distributor annual amounts not exceeding the following:
Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Service Class shares (Nationwide Government Money Market Fund only)	0.15% (distribution or service fee)
*
0.75% for Nationwide Loomis Short Term Bond Fund.
Administrative Services Fees
Class A, Institutional Service Class, Service Class and Investor Shares shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Board of Trustees. These fees, which are in addition to Rule 12b-1 fees for Class A and Service Class shares as described above, are paid by the Funds to broker-dealers or other financial intermediaries (including those that are affiliated with NFA) who provide administrative support services to beneficial shareholders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Institutional Service Class, Service Class shares and Investor Shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
For the current fiscal year, administrative services fees are estimated to be as follows:
Nationwide BNY Mellon Core Plus Bond ESG Fund Class A and Institutional Service Class shares: 0.09% and 0.11%, respectively.
Nationwide Bond Fund Class A and Institutional Service Class shares: 0.07% and 0.08%, respectively.
Nationwide Government Money Market Fund Investor Shares and Service Class shares: 0.10% and 0.15%, respectively.
Nationwide Inflation-Protected Securities Fund Class A and Institutional Service Class shares: 0.18% and 0.15%, respectively.
Nationwide Loomis Short Term Bond Fund Class A and Institutional Service Class shares: 0.10% and 0.11%, respectively.
Because these fees are paid out of a Fund’s Class A, Institutional Service Class, Service Class and Investor Shares assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.
Revenue Sharing
The Adviser and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid to broker-dealers and other financial intermediaries. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such payments may include:
●the Adviser’s affiliates;
●broker-dealers;
●financial institutions and
●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.
Contact your financial intermediary for details about revenue sharing payments it may receive.
Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions.

Investing with Nationwide Funds (cont.)
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
Contacting Nationwide Funds
Representatives are available 9 a.m. to 8 p.m. Eastern time, Monday through Friday, at 800-848-0920.
Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:
●make transactions;
●hear fund price information and
●obtain mailing and wiring instructions.
Internet Go to nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:
●download Fund Prospectuses;
●obtain information on the Nationwide Funds;
●access your account information and
●request transactions, including purchases, redemptions and exchanges.
By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
By Overnight Mail Nationwide Funds, 615 East Michigan
Street, Third Floor, Milwaukee, Wisconsin 53202.

Investing with Nationwide Funds (cont.)
Fund Transactions
Unless you qualify for a Class A sales charge waiver, as described in “Waiver of Class A Sales Charges” above, or you otherwise qualify to purchase either Institutional Service Class shares or Class R6 shares (and meet the applicable minimum investment amount), you may buy Fund shares only through a broker-dealer or financial intermediary that is authorized to sell you shares of Nationwide Funds. All transaction orders must be received by the Funds’ transfer agent or an authorized intermediary prior to the calculation of each Fund’s net asset value (“NAV”) to receive that day’s NAV.
How to Buy Shares	How to Exchange* or Sell** Shares
Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.	* Exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.
**A signature guarantee may be required. See “Signature Guarantee” below.
Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the
NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the
NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Nationwide
Funds. You must indicate the broker or financial intermediary that is authorized to sell you Fund shares. Payment must be made in U.S. dollars and drawn on a U.S. bank. The
Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders. The Funds may, however, under circumstances they deem to be appropriate, accept cashier’s checks. Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.

By mail. You may request an exchange or redemption by mailing a letter to
Nationwide Funds. The letter must include your account number(s) and the name(s)
of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone transaction privileges unless you decline this option on your application. The Funds follow procedures to seek to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone transaction privileges at any time, without notice to shareholders.
Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.
The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.	Online. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue online transactions of Fund shares at any time.
By bank wire. You may have your bank transmit funds by federal funds wire to the
Funds’ custodian bank. (The authorization will be in effect unless you give the Funds written notice of its termination.)
●if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.
●your bank may charge a fee to wire funds.
●the wire must be received by the close of regular trading (usually 4:00 p.m. Eastern time) in order to receive the current day’s NAV.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application.
(The authorization will be in effect unless you give the Funds written notice of its termination.)
●your proceeds typically will be wired to your bank on the next business day after your order has been processed.
●Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.
●your financial institution also may charge a fee for receiving the wire.
●funds sent outside the U.S. may be subject to higher fees.
Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You may fund your Nationwide Funds’ account with proceeds from a domestic bank via ACH. To set up your account for ACH purchases, a voided check must be attached to your application. Your account will be eligible to receive ACH purchases 15 days after you provide your bank’s routing number and account information to the Fund’s transfer agent. Once your account is eligible to receive ACH purchases, the purchase price for Fund shares is the net asset value next determined after your order is received by the transfer agent, plus any applicable sales charge. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)
ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.

Investing with Nationwide Funds (cont.)
Buying Shares
Share Price
The net asset value per share or “NAV” per share is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:
●calculated at the close of regular trading (usually 4 p.m. Eastern time) each day the New York Stock Exchange is open and
●generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.
The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent or authorized intermediary, plus any applicable sales charge.
The Funds generally are available only to investors residing in the United States. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
The Nationwide Government Money Market Fund’s securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying

Investing with Nationwide Funds (cont.)
fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the New York Stock Exchange is closed.
Minimum Investments

Class A Shares and Investor Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional Investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$0 (provided each monthly purchase is at least $50)
Additional Investments (Automatic Asset Accumulation Plan)	$50
Class R6 Shares
To open an account	$1 million (per Fund)
Additional Investments	No Minimum
Institutional Service Class Shares and Service Class Shares
To open an account	$50,000 (per Fund)
Additional Investments	No Minimum
Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply.
The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:
●name;
●date of birth (for individuals);
●residential or business street address (although post office boxes are still permitted for mailing) and
●Social Security number, taxpayer identification number or other identifying number.
You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Accounts with Low Balances
Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.
●If the value of your account falls below $2,000 ($1,000 for IRA accounts), you generally are subject to a $5 quarterly fee, unless such account actively participates in an Automatic Asset Accumulation Plan. For Investor Shares of the Nationwide Government Money Market Fund, if the average monthly value of your account falls below $500, you generally are subject to a $2 monthly fee. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the low-balance fee.
●Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Investing with Nationwide Funds (cont.)
A redemption of your remaining shares may be a taxable event for you. See “Distributions and Taxes—Selling or Exchanging Shares” below.
Exchanging Shares
You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:
●both accounts have the same registration;
●your first purchase in the new fund meets its minimum investment requirement and
●you purchase the same class of shares.
No minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund, or to holders of Class R6 shares seeking to exchange such shares for Class R6 shares of another Fund, where such Institutional Service Class or Class R6 shares (as applicable) had been designated as Class D shares at the close of business on July 31, 2012.
The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.
Generally, there are no sales charges for exchanges of shares. However,
●if you exchange from Class A shares of a Fund to a Fund with a higher sales charge, you may have to pay the difference in the two sales charges.
●if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.
For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Government Money Market Fund).
Exchanges into the Nationwide Government Money Market Fund
You may exchange between Class R6 shares of the Funds and Class R6 shares of the Nationwide Government Money Market Fund, and between Service Class shares of the Funds and Service Class shares of the Nationwide Government Money Market Fund. You may exchange between all other share classes of the Funds and the Investor Shares of the Nationwide Government Money Market Fund. If your original investment was in Investor Shares, any exchange of Investor Shares you make for Class A shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Investor Shares of the Nationwide Government Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Government Money Market Fund are subject to any CDSC that applies to the original purchase.
Selling Shares
You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more than or less than their original purchase price, depending on the market value of the Fund’s investments at the time of the redemption.
You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:
●the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●trading is restricted or
●an emergency exists (as determined by the U.S. Securities and Exchange Commission).
In addition, in accordance with applicable legal requirements, the Nationwide Government Money Market Fund may suspend redemptions if:
●the Fund, at the end of a business day, has invested less than ten percent of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees or the Board of Trustees, including a majority of its non-interested Trustees, determines that such a deviation is likely to occur;
●the Board of Trustees, including a majority of non-interested Trustees, irrevocably has approved the liquidation of the Fund; and
●the Fund, prior to suspending redemptions, notifies the U.S. Securities and Exchange Commission of its decision to liquidate and suspend redemptions.
Generally, a Fund will pay you for the shares that you redeem within two days after your redemption request is received by check or electronic transfer, except as noted below. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take 10 business days from your

Investing with Nationwide Funds (cont.)
date of purchase). A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:
●is engaged in excessive trading or
●if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash. Securities received from in-kind redemptions are subject to market risk until they are sold. For more about Nationwide Funds’ ability to make a redemption in-kind as well as how redemptions in-kind are effected, see the SAI.
The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.
Automatic Withdrawal Program
You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class A shares will be subject to any applicable CDSC.

Signature Guarantee
A signature guarantee is required for sales of shares of the Funds in any of the following instances:
●your account address has changed within the last 30 calendar days;
●the redemption check is made payable to anyone other than the registered shareholder;
●the proceeds are mailed to any address other than the address of record;
●the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account or
●the redemption amount is $500,000 or more.
No signature guarantee is required under normal circumstances where redemption proceeds are transferred directly to another account maintained by a Nationwide Financial Services, Inc. company.
A signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. We reserve the right to require a signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading
The Nationwide Funds  (except the Nationwide Government Money Market Fund) seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively affect fund performance.
Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities or derivatives held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small-cap securities, commodity-linked investments, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

Investing with Nationwide Funds (cont.)
The Board of Trustees has adopted the following policies with respect to excessive or short-term trading in the Funds (except the Nationwide Government Money Market Fund):
Fair Valuation
The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Value Pricing.”
Monitoring of Trading Activity
The Funds, through the Adviser, their subadvisers and their agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. Further, in compliance with Rule 22c-2 under the Investment Company Act of 1940, as amended, Nationwide Investment Management Group, on behalf of the Funds, has entered into written agreements with the Funds’ financial intermediaries, under which the intermediary must, upon request, provide a Fund with certain shareholder identity and trading information so that the Fund can enforce its market timing policies. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.
Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.
Restrictions on Transactions
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and apply the short-term trading restrictions to such trades that the Fund identifies. It also has sole discretion to:
●restrict or reject purchases or exchanges that the Fund or its agents believe constitute excessive trading and
●reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Distributions and Taxes
The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For advice about your personal tax situation, please speak with your tax advisor.
Income and Capital Gain Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except for the Nationwide Inflation-Protected Securities Fund) expects to declare dividends daily and distribute its net investment income, if any, to shareholders monthly. The Nationwide Inflation-Protected Securities Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request a payment in cash by contacting the Funds’ transfer agent or your financial intermediary.
If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.
Tax Considerations
If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:
●distributions are taxable to you at either ordinary income or capital gains tax rates;
●distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
●distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
●for individual shareholders, generally none or only a small portion of the income dividends paid are anticipated to be qualified dividend income eligible for taxation at long-
term capital gains tax rates because the income of the Funds is primarily derived from investments earning interest rather than dividend income;
●for corporate shareholders, generally none or only a small portion of the income dividends paid are anticipated to be eligible for the corporate dividend-received deduction because the income of the Funds is primarily derived from investments earning interest rather than dividend income and
●distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.
The federal income tax treatment of a Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year are reported on Form 1099, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-advantaged plan or account or are otherwise not subject to federal income tax or applicable tax reporting). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code of 1986, as amended, that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to reduce the number of corrected forms mailed to shareholders. However, a Fund will send you a corrected Form 1099 if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any shares sold or exchanged after you receive your tax statement.
Distributions from the Funds (both taxable dividends and capital gains) normally are taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-advantaged plan or account or are otherwise not subject to federal income tax).
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Selling or Exchanging Shares
Selling or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund

Distributions and Taxes (cont.)
to another is the same as a sale. For individuals, the long-term capital gains tax rates generally are 0%, 15%, or 20% depending on your taxable income and the nature of the capital gain. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Each Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should review carefully the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account or shareholders investing in a money market fund that maintains a stable net asset value. Because the Nationwide Government Money Market Fund expects to maintain a stable net asset value per share, investors generally should not realize a taxable gain or loss on the redemption of shares in the Nationwide Government Money Market Fund.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Other Tax Jurisdictions
Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-
term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Tax Status for Retirement Plans and Other Tax-Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-advantaged account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 24% of any distributions or proceeds paid.
Other Reporting and Withholding Requirements
Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Distributions and Taxes (cont.)
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in a Fund.

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or to give rise to any rights to any shareholder or other person other than any rights under federal or state law that may not be waived.

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years ended October 31, or if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges).
Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Trust’s annual reports, which are available upon request. The information for the six-month period ended April 30, 2024, has been derived from the Fund's unaudited financial statements, which are included in the Trust's semiannual reports and are available upon request.

FINANCIAL HIGHLIGHTS: NATIONWIDE BNY MELLON CORE PLUS BOND ESG FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse-ments) to Average Net Assets(d)(e)	Portfolio Turnover(c)(f)
Class A Shares
4/30/2024 (Unaudited)	$8.32	$0.17	$0.33	$0.50	$(0.17)	$—	$(0.17)	$8.65	6.00%	$9,997	0.86%	3.86%	0.90%	40.92%
10/31/2023	8.54	0.32	(0.21)	0.11	(0.33)	—	(0.33)	8.32	1.10%	10,449	0.81%	3.63%	0.85%	44.23%
10/31/2022	10.54	0.22	(1.89)	(1.67)	(0.24)	(0.09)	(0.33)	8.54	(16.23)%	10,771	0.81%	2.31%	0.84%	103.72%
10/31/2021	10.80	0.18	(0.04)	0.14	(0.21)	(0.19)	(0.40)	10.54	1.31%	16,089	0.81%	1.69%	0.82%	102.88%
10/31/2020	10.41	0.24	0.41	0.65	(0.26)	—	(0.26)	10.80	6.38%	18,296	0.82%	2.25%	0.83%	99.33%
10/31/2019	9.74	0.28	0.68	0.96	(0.29)	—	(0.29)	10.41	10.03%	21,799	0.83%	2.80%	0.84%	113.81%
Class R6 Shares
4/30/2024 (Unaudited)	8.32	0.19	0.34	0.53	(0.19)	—	(0.19)	8.66	6.32%	540,335	0.47%	4.25%	0.51%	40.92%
10/31/2023	8.54	0.35	(0.21)	0.14	(0.36)	—	(0.36)	8.32	1.43%	524,558	0.48%	3.97%	0.51%	44.23%
10/31/2022	10.55	0.25	(1.90)	(1.65)	(0.27)	(0.09)	(0.36)	8.54	(16.04)%	537,588	0.48%	2.61%	0.51%	103.72%
10/31/2021	10.81	0.22	(0.04)	0.18	(0.25)	(0.19)	(0.44)	10.55	1.65%	1,020,063	0.48%	2.02%	0.49%	102.88%
10/31/2020	10.42	0.27	0.42	0.69	(0.30)	—	(0.30)	10.81	6.74%	1,121,592	0.48%	2.58%	0.49%	99.33%
10/31/2019	9.75	0.32	0.68	1.00	(0.33)	—	(0.33)	10.42	10.40%	1,146,900	0.48%	3.15%	0.49%	113.81%
Institutional Service Class Shares
4/30/2024 (Unaudited)	8.32	0.18	0.34	0.52	(0.18)	—	(0.18)	8.66	6.27%	5,536	0.57%	4.14%	0.61%	40.92%
10/31/2023	8.55	0.34	(0.22)	0.12	(0.35)	—	(0.35)	8.32	1.21%	5,058	0.58%	3.84%	0.62%	44.23%
10/31/2022	10.55	0.25	(1.90)	(1.65)	(0.26)	(0.09)	(0.35)	8.55	(15.99)%	6,669	0.53%	2.56%	0.56%	103.72%
10/31/2021	10.81	0.21	(0.04)	0.17	(0.24)	(0.19)	(0.43)	10.55	1.60%	11,153	0.53%	1.97%	0.54%	102.88%
10/31/2020	10.42	0.27	0.41	0.68	(0.29)	—	(0.29)	10.81	6.66%	16,321	0.55%	2.53%	0.56%	99.33%
10/31/2019	9.75	0.30	0.69	0.99	(0.32)	—	(0.32)	10.42	10.28%	27,501	0.58%	3.01%	0.59%	113.81%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Excludes sales charge.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE BOND FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse-ments) to Average Net Assets(d)(e)	Portfolio Turnover(c)(f)
Class A Shares
4/30/2024 (Unaudited)	$7.67	$0.14	$0.23	$0.37	$(0.14)	$—	$(0.14)	$7.90	4.82%	$7,623	0.77%	3.53%	0.83%	11.82%
10/31/2023	7.93	0.27	(0.26)	0.01	(0.27)	—	(0.27)	7.67	(0.07)%	7,107	0.76%	3.29%	0.83%	42.21%
10/31/2022	9.95	0.19	(1.93)	(1.74)	(0.20)	(0.08)	(0.28)	7.93	(17.77)%	8,090	0.72%	2.07%	0.80%	145.73%
10/31/2021	10.27	0.15	(0.07)	0.08	(0.19)	(0.21)	(0.40)	9.95	0.75%	14,585	0.72%	1.52%	0.80%	119.56%
10/31/2020	10.00	0.21	0.30	0.51	(0.24)	—	(0.24)	10.27	5.16%	16,646	0.72%	2.11%	0.79%	56.59%
10/31/2019	9.27	0.26	0.74	1.00	(0.27)	—	(0.27)	10.00	10.93%	13,439	0.72%	2.69%	0.79%	38.73%
Class R6 Shares
4/30/2024 (Unaudited)	7.68	0.15	0.25	0.40	(0.16)	—	(0.16)	7.92	5.11%	240,781	0.44%	3.85%	0.51%	11.82%
10/31/2023	7.94	0.29	(0.26)	0.03	(0.29)	—	(0.29)	7.68	0.25%	234,147	0.44%	3.61%	0.51%	42.21%
10/31/2022	9.97	0.21	(1.93)	(1.72)	(0.23)	(0.08)	(0.31)	7.94	(17.61)%	230,576	0.44%	2.39%	0.52%	145.73%
10/31/2021	10.29	0.18	(0.08)	0.10	(0.21)	(0.21)	(0.42)	9.97	1.03%	287,637	0.44%	1.80%	0.52%	119.56%
10/31/2020	10.02	0.24	0.30	0.54	(0.27)	—	(0.27)	10.29	5.44%	297,589	0.44%	2.39%	0.51%	56.59%
10/31/2019	9.28	0.29	0.75	1.04	(0.30)	—	(0.30)	10.02	11.34%	303,435	0.44%	2.98%	0.51%	38.73%
Institutional Service Class Shares
4/30/2024 (Unaudited)	7.68	0.15	0.24	0.39	(0.15)	—	(0.15)	7.92	5.07%	24,343	0.52%	3.77%	0.59%	11.82%
10/31/2023	7.94	0.29	(0.27)	0.02	(0.28)	—	(0.28)	7.68	0.17%	25,340	0.52%	3.52%	0.59%	42.21%
10/31/2022	9.96	0.21	(1.93)	(1.72)	(0.22)	(0.08)	(0.30)	7.94	(17.59)%	28,599	0.52%	2.30%	0.60%	145.73%
10/31/2021	10.28	0.17	(0.07)	0.10	(0.21)	(0.21)	(0.42)	9.96	0.95%	38,628	0.52%	1.72%	0.60%	119.56%
10/31/2020	10.01	0.24	0.29	0.53	(0.26)	—	(0.26)	10.28	5.36%	42,901	0.52%	2.32%	0.59%	56.59%
10/31/2019	9.28	0.28	0.74	1.02	(0.29)	—	(0.29)	10.01	11.16%	51,985	0.51%	2.90%	0.58%	38.73%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Excludes sales charge.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE GOVERNMENT MONEY MARKET FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(c)	Ratio of Net Investment Income to Average Net Assets(c)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(c)(d)
Class R6 Shares
4/30/2024 (Unaudited)	$1.00	$0.02	$—	$0.02	$(0.02)	$—	$(0.02)	$1.00	2.50%	$213,562	0.42%	4.98%	0.45%
10/31/2023	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.50%	203,363	0.43%	4.41%	0.46%
10/31/2022	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.71%	213,132	0.30%	0.70%	0.48%
10/31/2021	1.00	—	—	—	—	—	—	1.00	—%	218,056	0.08%	—%	0.48%
10/31/2020	1.00	—	—	—	—	—	—	1.00	0.46%	258,186	0.35%	0.40%	0.47%
10/31/2019	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.90%	209,338	0.47%	1.89%	0.47%
Investor Shares
4/30/2024 (Unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.45%	368,474	0.52%	4.88%	0.55%
10/31/2023	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.40%	351,355	0.53%	4.32%	0.56%
10/31/2022	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.66%	347,101	0.35%	0.66%	0.58%
10/31/2021	1.00	—	—	—	—	—	—	1.00	—%	338,228	0.08%	—%	0.58%
10/31/2020	1.00	—	—	—	—	—	—	1.00	0.42%	384,298	0.38%	0.38%	0.57%
10/31/2019	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.84%	326,772	0.53%	1.82%	0.53%
Service Class Shares
4/30/2024 (Unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	2.35%	1,514	0.72%	4.68%	0.75%
10/31/2023	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.20%	1,435	0.72%	4.07%	0.76%
10/31/2022	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.57%	1,895	0.46%	0.60%	0.78%
10/31/2021	1.00	—	—	—	—	—	—	1.00	—%	1,500	0.08%	—%	0.78%
10/31/2020	1.00	—	—	—	—	—	—	1.00	0.34%	1,619	0.47%	0.35%	0.77%
10/31/2019	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.62%	1,794	0.75%	1.61%	0.77%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

FINANCIAL HIGHLIGHTS: NATIONWIDE INFLATION-PROTECTED SECURITIES FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(c)(f)
Class A Shares
4/30/2024 (Unaudited)	$8.55	$0.12	$0.17	$0.29	$(0.08)	$—	$(0.08)	$8.76	3.43%	$8,737	0.72%	2.79%	0.79%	23.21%
10/31/2023	8.92	0.34	(0.41)	(0.07)	(0.30)	—	(0.30)	8.55	(0.86)%	9,069	0.73%	3.76%	0.78%	24.68%
10/31/2022	11.15	0.61	(1.90)	(1.29)	(0.81)	(0.13)	(0.94)	8.92	(12.32)%	9,769	0.72%	6.00%	0.78%	44.89%
10/31/2021	10.77	0.37	0.25	0.62	(0.24)	—	(0.24)	11.15	5.79%	11,747	0.71%	3.38%	0.77%	17.65%
10/31/2020	9.98	0.11	0.75	0.86	(0.07)	—	(0.07)	10.77	8.63%	12,387	0.65%	1.07%	0.73%	19.71%
10/31/2019	9.38	0.14	0.66	0.80	(0.20)	—	(0.20)	9.98	8.58%	9,491	0.57%	1.46%	0.74%	14.70%
Class R6 Shares
4/30/2024 (Unaudited)	8.62	0.14	0.17	0.31	(0.10)	—	(0.10)	8.83	3.61%	148,415	0.30%	3.24%	0.37%	23.21%
10/31/2023	9.00	0.38	(0.42)	(0.04)	(0.34)	—	(0.34)	8.62	(0.54)%	157,102	0.30%	4.20%	0.36%	24.68%
10/31/2022	11.24	0.65	(1.90)	(1.25)	(0.86)	(0.13)	(0.99)	9.00	(11.93)%	169,480	0.30%	6.37%	0.36%	44.89%
10/31/2021	10.86	0.42	0.25	0.67	(0.29)	—	(0.29)	11.24	6.26%	219,568	0.30%	3.83%	0.36%	17.65%
10/31/2020	10.06	0.14	0.75	0.89	(0.09)	—	(0.09)	10.86	8.93%	219,947	0.30%	1.35%	0.37%	19.71%
10/31/2019	9.46	0.17	0.66	0.83	(0.23)	—	(0.23)	10.06	8.82%	200,303	0.30%	1.74%	0.38%	14.70%
Institutional Service Class Shares
4/30/2024 (Unaudited)	8.61	0.13	0.18	0.31	(0.10)	—	(0.10)	8.82	3.52%	17,363	0.49%	2.95%	0.56%	23.21%
10/31/2023	8.99	0.37	(0.42)	(0.05)	(0.33)	—	(0.33)	8.61	(0.69)%	18,807	0.45%	4.04%	0.51%	24.68%
10/31/2022	11.23	0.64	(1.91)	(1.27)	(0.84)	(0.13)	(0.97)	8.99	(12.07)%	20,720	0.45%	6.22%	0.51%	44.89%
10/31/2021	10.85	0.41	0.24	0.65	(0.27)	—	(0.27)	11.23	6.08%	27,080	0.45%	3.72%	0.51%	17.65%
10/31/2020	10.05	0.13	0.75	0.88	(0.08)	—	(0.08)	10.85	8.84%	26,704	0.43%	1.22%	0.50%	19.71%
10/31/2019	9.45	0.16	0.66	0.82	(0.22)	—	(0.22)	10.05	8.70%	22,797	0.42%	1.62%	0.50%	14.70%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Excludes sales charge.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NATIONWIDE LOOMIS SHORT-TERM BOND FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(c)(f)
Class A Shares
4/30/2024 (Unaudited)	$9.63	$0.21	$0.14	$0.35	$(0.21)	$—	$(0.21)	$9.77	3.67%	$17,815	0.78%	4.36%	0.89%	136.30%
10/31/2023	9.51	0.34	0.13	0.47	(0.35)	—	(0.35)	9.63	4.95%	17,067	0.79%	3.56%	0.85%	227.46%
10/31/2022	10.27	0.16	(0.75)	(0.59)	(0.17)	—	(0.17)	9.51	(5.81)%	18,233	0.80%	1.65%	0.85%	172.73%
10/31/2021	10.33	0.12	(0.05)	0.07	(0.13)	—	(0.13)	10.27	0.64%	20,441	0.80%	1.18%	0.85%	156.80%
10/31/2020	10.08	0.19	0.25	0.44	(0.19)	—	(0.19)	10.33	4.39%	22,765	0.78%	1.83%	0.83%	149.16%
10/31/2019	9.77	0.22	0.32	0.54	(0.23)	—	(0.23)	10.08	5.57%	22,554	0.78%	2.27%	0.81%	126.63%
Class R6 Shares
4/30/2024 (Unaudited)	9.65	0.23	0.14	0.37	(0.23)	—	(0.23)	9.79	3.84%	93,514	0.43%	4.70%	0.54%	136.30%
10/31/2023	9.53	0.38	0.12	0.50	(0.38)	—	(0.38)	9.65	5.30%	106,340	0.44%	3.90%	0.50%	227.46%
10/31/2022	10.28	0.20	(0.75)	(0.55)	(0.20)	—	(0.20)	9.53	(5.38)%	115,687	0.45%	1.98%	0.50%	172.73%
10/31/2021	10.35	0.16	(0.07)	0.09	(0.16)	—	(0.16)	10.28	0.88%	151,365	0.45%	1.52%	0.50%	156.80%
10/31/2020	10.10	0.22	0.25	0.47	(0.22)	—	(0.22)	10.35	4.72%	170,326	0.45%	2.15%	0.49%	149.16%
10/31/2019	9.79	0.26	0.31	0.57	(0.26)	—	(0.26)	10.10	5.90%	175,635	0.45%	2.59%	0.48%	126.63%
Institutional Service Class Shares
4/30/2024 (Unaudited)	9.65	0.23	0.14	0.37	(0.23)	—	(0.23)	9.79	3.81%	9,296	0.49%	4.63%	0.60%	136.30%
10/31/2023	9.53	0.36	0.13	0.49	(0.37)	—	(0.37)	9.65	5.18%	9,011	0.55%	3.72%	0.61%	227.46%
10/31/2022	10.28	0.19	(0.74)	(0.55)	(0.20)	—	(0.20)	9.53	(5.42)%	13,515	0.49%	1.92%	0.54%	172.73%
10/31/2021	10.35	0.15	(0.06)	0.09	(0.16)	—	(0.16)	10.28	0.84%	18,047	0.49%	1.48%	0.54%	156.80%
10/31/2020	10.10	0.22	0.25	0.47	(0.22)	—	(0.22)	10.35	4.67%	19,869	0.50%	2.13%	0.54%	149.16%
10/31/2019	9.78	0.25	0.33	0.58	(0.26)	—	(0.26)	10.10	5.95%	36,470	0.50%	2.54%	0.53%	126.63%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Excludes sales charge.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Appendix A: Intermediary Sales Charge Discounts and Waivers
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify Nationwide Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. To qualify for waivers and discounts not available through a particular intermediary, purchasers will have to purchase Fund shares directly from the Trust or through another intermediary by which such waivers and discounts are available. Please see the section of this Prospectus entitled “Share Classes” commencing on page 51 of this Prospectus for more information on sales charges and waivers available for Class A shares. In addition to the sales charges and fees discussed below, your financial intermediary also may charge you a fee when you purchase or redeem a Fund’s shares.
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”)
Waiver of Class A Sales Charges for Fund Shares Purchased through Merrill
Shareholders who are customers of Merrill purchasing or selling Fund shares through a Merrill platform or account will be eligible only for the following sales charge waivers, which may differ from those stated in this Prospectus or the SAI. Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Merrill clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
●employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
●shares purchased through a Merrill investment advisory program;
●brokerage class shares (i.e., Class A, Class R, Service Class and Class K) exchanged from advisory class shares (i.e., Eagle Class, Class R6, Institutional Service Class) due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;
●shares purchased through the Merrill Edge Self-Directed platform;
●shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund in the same account;
●shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);
●Trustees of the Trust, and employees of the Adviser or any of its affiliates and
●shares purchased from the proceeds of a mutual fund redemption in Class A shares of any Nationwide Fund, provided (1) the repurchase occurs within 90 calendar days from the redemption trade date, and (2) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.
Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation and Letters of Intent
●Breakpoints as described in this Prospectus, where the sales load is at or below the maximum sales load permitted by Merrill, as described in the Merrill SLWD Supplement;
●Rights of Accumulation (“ROA”), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holding of mutual fund family assets held in their Merrill Household; and
●Letters of Intent (“Letter of Intent”) which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within the purchaser’s Merrill Household, as further described in the Merrill SLWD Supplement.
Waivers of Contingent Deferred Sales Charges
Shareholders redeeming Class A shares through a Merrill platform or account will be eligible for only the following CDSC waivers:
●shares sold due to the client’s death or disability (as defined by Section 22e(3) of the Internal Revenue Code of 1986, as amended;
●shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;
●shares sold due to return of excess contributions from an IRA account;

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
●shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable regulations pursuant to the Internal Revenue Code of 1986, as amended and
●shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost shares class of the same mutual fund.
Morgan Stanley Smith Barney LLC (“Morgan Stanley Wealth Management”)
Waiver of Class A Sales Charges for Fund Shares Purchased through Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI:
●employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
●Morgan Stanley Wealth Management employee and employee-related accounts according to Morgan Stanley Wealth Management’s account linking rules;
●shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
●shares purchased through a Morgan Stanley Wealth Management self-directed brokerage account and
●shares purchased from the proceeds of redemptions of any Nationwide Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services and each entity’s affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers)
and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales load waivers on Class A shares available at Raymond James
●shares purchased in an investment advisory program;
●shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;
●employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James and
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC Waivers on Class A shares available at Raymond James
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●a return of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares redeemed to pay Raymond James fees, but only if the transaction is initiated by Raymond James and
●shares redeemed where the redemption proceeds are used to purchase shares of the same Fund or a different Fund within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Front-end load discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
●Breakpoints as described in this Prospectus;
●Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets; and

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
●Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Edward D. Jones & Co., L.P. (“Edward Jones”)
Shareholders who are clients of Edward Jones purchasing Fund shares through Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or the SAI, or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones, at the time of purchase, of any relationship, holdings of fund family assets, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Waiver of Class A Sales Charges for Fund Shares Purchased through Edward Jones
●associates of Edward Jones, its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures;
●shares purchased in an Edward Jones fee-based program;
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment;
●shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made from a share class that charges a front-end sales load and one of the following (known as a Right of Reinstatement):
●the redemption and repurchase occur in the same account; or
●the redemption proceeds are used to process an: IRA contribution, excess contributions, conversion recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for Rights of Accumulation, as described below.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products;
●shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus;
●purchases of 529 Plan Class A shares through a rollover from either another education savings plan or a security used for qualified distributions and
●purchases of 529 Plan Class A shares made for recontribution of refunded amounts.
Front-End Load Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation and Letters of Intent
●Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus;
●Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of fund family assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV) and
●Letters of Intent (“LOI”) which allow for sales charge and breakpoint discounts based on anticipated purchases within a fund family, through Edward Jones, over a 13-month period of time. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at the LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
CDSC Waivers on Class A shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of systematic withdrawals with up to 10% per year of the account value;
●a return of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on the applicable IRS regulations, as described in this Prospectus;
●shares redeemed to pay Edward Jones fees or costs, but only if the transaction is initiated by Edward Jones;
●shares exchanged in an Edward Jones fee-based program;
●shares acquired through NAV reinstatement and
●shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding the Transactions Through Edward Jones
Minimum Purchase Amounts
●Initial purchase minimum: $250
●Subsequent purchase minimum: none
Minimum Balances
●Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
●A fee-based account held on an Edward Jones platform
●A 529 account held on an Edward Jones platform
●An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holding of a Fund’s share class to Class A shares of the same fund.
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney account will be eligible only for the following load waivers (front-end sales charge and CDSC waivers, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Waiver of Class A Front-end Sales Charges for Fund Shares Purchased through Janney
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family);
●shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney and
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC Waivers on Class A shares available at Janney
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●shares purchased in connection with a return of excess contributions from an IRA account;
●shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares sold to pay Janney fees but only if the transaction is initiated by Janney and
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Front-End Load Discounts Available at Janney: Breakpoints and/or Rights of Accumulation
●Breakpoints as described in this Prospectus and
●Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales load waivers on Class A shares available at OPCO
●employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
●shares purchased by or through a 529 Plan;
●shares purchased through an OPCO affiliated investment advisory program;
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family);
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement);
●employees and registered representatives of OPCO or its affiliates and their family members and
●trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.
CDSC Waivers on Class A shares available at OPCO
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●a return of excess contributions from an IRA account;
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares redeemed to pay OPCO fees, but only if the transaction is initiated by OPCO and
●shares redeemed where the redemption proceeds are used to purchase shares of the same Fund or a different Fund within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Front-end load discounts available at OPCO: Breakpoints and Rights of Accumulation
●Breakpoints as described in this Prospectus and
●Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
Robert W. Baird & Co. Incorporated (“Baird”)
Shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares available at Baird
●shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund;
●shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird;
●shares purchased from the proceeds of redemptions from another Nationwide Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e., Rights of Reinstatement) and
●employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A shares available at Baird
●shares redeemed from the death or disability of the shareholder;
●shares sold as part of a systematic withdrawal plan as described in this Prospectus;
●a return of excess contributions from an IRA account;

Appendix A: Intermediary Sales Charge Discounts and Waivers (cont.)
●shares redeemed as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on the applicable IRS regulations as described in this Prospectus;
●shares redeemed to pay Baird fees, but only if the transaction is initiated by Baird; and
●shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e., Rights of Reinstatement).
Front-end sales charge discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
●Breakpoints as described in this Prospectus;
●Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets; and
●Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time.

For Additional Information Contact:
By Regular Mail
Nationwide Funds
P.O. Box 701
Milwaukee, WI 53201-0701
By Overnight Mail
Nationwide Funds
615 East Michigan Street, Third Floor
Milwaukee, WI 53202
For 24-Hour Access
Call 800-848-0920 (toll free). Representatives are available 9 a.m.– 8 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at nationwide.com/mutualfunds.
Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
●Semiannual Reports
To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed or visit the website at nationwide.com/mutualfunds.
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials altogether.
If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.
Information from the U.S. Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC:
●on the SEC’s EDGAR database via the internet at www.sec.gov or
●by electronic request to publicinfo@sec.gov (the SEC charges a fee to copy any documents).
The Trust’s Investment Company Act File No.: 811-08495
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